SANTA FE PACIFIC
                            LONG TERM INCENTIVE STOCK PLAN



         EFFECTIVE DATE January 26, 1993 (as amended)
       TERMINATION DATE January 26, 2003
      ADMINISTRATION OF Compensation  and Benefits  Committee  of the  Board of
                   PLAN Directors.
           MAXIMUM PLAN 13,976,082
                  AWARD
         BASIS OF AWARD In  order  to  further  the  identity  of  interest  of employees with the stockholders of SFP, all of the forms of compensation under the Plan relate to SFP Common Stock.
                        1. Options (either ISOs or Non-Qualified Stock Options)
                        2. Restricted Stock
                        3. Performance Units
                        4. Stock Appreciation Rights
                        5. Performance Shares
                        6. Limited Stock Appreciation Rights
        AMOUNT OF AWARD The  Committee  shall  select  those  employees  to  be granted awards under the Plan. The Committee shall also determine the terms and provisions of awards, which need not be identical.

































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                                   SANTA FE PACIFIC
                            LONG TERM INCENTIVE STOCK PLAN

                                 Statement of Purpose

          The purpose of the Santa Fe Pacific Long Term Incentive Stock Plan (the "Plan") is to encourage superior performance by salaried employees, by allowing Santa Fe Pacific Corporation ("SFP") to award several forms of incentive compensation to employees of the Company. By providing incentive compensation commensurate and competitive with that provided by other companies, the Plan should also assist SFP in attracting and retaining the services of qualified and capable employees.

          In order to further the identity of interest of employees with the stockholders of SFP, all of the forms of compensation under the Plan relate to SFP Common Stock. Employees' success in enhancing stockholder value will translate directly into an enhanced benefit for the employees.

     I.  DEFINITIONS

          Unless the context indicates otherwise, the following terms have the meanings set forth below:

          "Acceleration Date" means the earliest date on which any of the following events shall first have occurred: (i) the acquisition described in clause (a) of the definition of Change in Control contained in this Section I, (ii) the change in the composition of the Board described in clause (b) of such definition, or (iii) the stockholder approval or adoption described in clause (c) or (d) of such definition.

          "Award" means a grant of Options, Restricted Stock, Performance Units, Performance Shares or Stock Appreciation Rights pursuant to the Plan.

          "Board" means the Board of Directors of SFP.

          "Cause" means (a) the willful and continued failure by the Participant to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this definition, no act, or failure to act, shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

          A "Change in Control" shall be deemed to have occurred if

               (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

               (b) during any period of two consecutive years (not including any period prior to the effective date of this provision), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
                    (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;


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               (c)  the   stockholders  of  the  Company  approve  a  merger  or
                    consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

               (d) the stockholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of this clause
                    (d), the term "the sale or disposition by the Company of all or substantially all of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of Common Stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Common Stock shall be determined by multiplying the number of shares of Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Common Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Common Stock or by such other method as the Board of Directors of the Company shall determine is appropriate.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation and Benefits Committee of the Board.

          "Common Stock" means the common stock, $1.00 par value, of SFP.

          "Company" means collectively SFP and all companies in which SFP owns, directly or indirectly, more than 50% of the voting stock.

          "Disability" means the inability of a Participant to continue to perform duties of employment, as determined by the Board or the Committee.

          "Fair Market Value" of a share of Common Stock on any particular date is the mean between the highest and lowest quoted sales prices of a share of Common Stock on the New York Stock Exchange Composite Transaction Report; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date. The average is to be weighed inversely by the respective numbers of trading days between the selling dates and the valuation date.

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          "Grant Date" as used with respect to a particular Award means the date as of which such Award is granted by the Committee pursuant to the Plan.

          "Immediate Family" means, with respect to a particular Participant, the Participant's spouse, children and grandchildren.

          "Option" means an option to purchase shares of Common Stock granted by the Committee pursuant to the Plan, which may be designated as either an "Incentive Stock Option" or a "Non-Qualified Stock Option".

          "Incentive Stock Option" means an option that is intended to qualify as an Incentive Stock Option as described in Section 422 of the Code.

          "Limited Stock Appreciation Right" means a Stock Appreciation Right that is exercisable only as set forth in Section XV of the Plan.

          "Non-Qualified Stock Option" means an option granted pursuant to the Plan, other than an Incentive Stock Option.

          "Participant" means any employee of the Company who has accepted an Award granted by the Committee. If a Participant has transferred an Award in accordance with the Plan, references to "Participant" shall be deemed to refer to the Participant's transferee where the context indicates it is appropriate.

          "Performance  Period"  means  a  period  of  time  determined  by  the
          Committee over which the performance goals associated with a Performance Unit, Restricted Stock or Performance Share are to be achieved and over which the Performance Unit, Restricted Stock, or Performance Share is subject to forfeiture if such goals are not achieved.

          "Performance Share(s)" shall mean Common Stock which is subject to the terms and conditions set forth in an Award agreement and the Plan and which is granted by the Committee pursuant to the Plan.

          "Performance Unit" means a right to money, the amount of which is measured as a percentage of the Fair Market Value of a share of Common Stock on the date following the end of a Performance Period.

          "Plan" means the Santa Fe Pacific Long Term Incentive Stock Plan as set forth herein and as may be amended from time to time.

          "Predecessor   Plan"  means  the  Santa  Fe  Pacific  Incentive  Stock
          Compensation Plan.

          "Restricted Period" means the period of time for which Restricted Stock is subject to forfeiture pursuant to the Plan or during which Options and Stock Appreciation Rights are not exercisable.

          "Restricted Stock" means Common Stock subject to a Restricted Period or a Performance Period which is granted by the Committee pursuant to the Plan.

          "Retirement" means a Participant's voluntarily leaving the employment of the Company after his early retirement date as defined in the retirement plan, or predecessor plan, under which the Participant is entitled to have his benefits calculated.

          "SFP" means Santa Fe Pacific Corporation.

          "Stock Appreciation Right" means the right, granted by the Committee pursuant to the Plan, to receive a payment equal to the increase in the Fair Market Value of a share of Common Stock subsequent to the Grant Date of such Award.

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     II.  STOCK SUBJECT TO THE PLAN

          The maximum aggregate number of shares of Common Stock with respect to which Options, Restricted Stock, Performance Shares and Stock Appreciation Rights may be granted from time to time under the Plan shall not exceed the sum of (A) 13,976,082 shares of Common Stock plus
          (B) the lesser of (1) 2,266,913 shares of Common Stock or (2) the number of shares of Common Stock received by the Corporation in payment of the exercise price under any Option, whether issued under the Plan or a Predecessor Plan, subject to adjustment as provided in
          Section XIV. The Common Stock issued under the Plan may be either previously authorized but unissued shares or treasury shares acquired by SFP. In the event that any Award expires, lapses, is forfeited or otherwise terminates, any shares of Common Stock allocable to the terminated portion of such Award may again be made subject to an Award under the Plan.

     III.  ADMINISTRATION OF THE PLAN

          The Plan shall be administered by the Committee, subject to the authority of the Board as set forth in the Plan. The members of the Committee shall be directors of SFP who are not employees of the Company and are not eligible to participate in the Plan. The Committee shall select from time to time those employees to be granted Awards under the Plan. The Committee shall determine the terms and provisions of Awards, which need not be identical. The Committee shall grant all Awards. The Committee may construe the Plan, prescribe and rescind rules and regulations relating to the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan, subject to the limitations of Section XVIII.

     IV.  ELIGIBILITY

          Subject to the discretion of the Committee, all salaried officers and other salaried employees of the Company who have responsibility for the growth and profitability of the Company are eligible to receive Awards under the Plan.

     V.  OPTIONS

          The Committee may from time to time, subject to the provisions of the Plan, grant Awards of Options to employees of the Company to purchase shares of Common Stock. The Committee may grant Options under this Plan or in respect to awards under a Predecessor Plan, that contain provisions for the issuance to the Participant upon exercise of such Option and payment of the exercise price therefrom with previously acquired shares, of an additional Option for the number of shares so delivered in payment of the exercise price, having such other terms and conditions not inconsistent with the Plan as the Committee may determine; provided that no such additional Option shall be granted upon the exercise of an Option transferred by a Participant in accordance with the Plan. Any Options granted may be designated as either Incentive Stock Options or as Non-Qualified Stock Options, or the Committee may designate a portion of an Award as "Incentive Stock Options" and the remaining portion as "Non-Qualified Stock Options." Any portion of an Award that is not designated as "Incentive Stock Options" shall be "Non-Qualified Stock Options" and shall not be subject to the requirements of Section VI of the Plan.

          The purchase price of the Common Stock subject to any Option shall be determined by the Committee. Such price shall be subject to adjustment as provided in Section XIV of the Plan.

          Options granted hereunder shall not be transferable other than by will or the laws of descent and distribution and during the Participant's lifetime shall be exercisable only by the Participant or by his guardian or legal representative; provided, however, that a Participant who is an employee may (a) in a manner specified by the Committee, designate in writing a beneficiary to exercise his Option after the Participant's death, provided that no such designation shall be effective unless received by the office of the Company designated for that purpose prior to the Participant's death and (b) if the Award Agreement expressly permits, transfer an Option (other than an Incentive Stock Option) for

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          no  consideration to  any (i) member  of  the Participant's  Immediate
          Family,  (ii) trust   solely  for  the  benefit  of   members  of  the
          Participant's  Immediate   Family  or  (iii) partnership   whose  only
          partners are members of the Participant's Immediate Family; provided, however, that the transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer.

          The period of any Option, which is the time period during which the Option may be exercised, shall be determined by the Committee and shall not extend more than ten years after the Grant Date.

          Termination of employment shall result in forfeiture of all outstanding Options, except as set forth below. Termination by the Company for any reason other than Cause (including terminations pursuant to formal severance programs sponsored by an affiliated company), or termination by reason of Death, Disability, or Retirement, shall result in a lapse on all or a proportion of the Restricted Period applicable to any outstanding Award as set forth in
          Section XII. The provisions of the Plan relating to Options shall apply to, and govern, existing Option grants made under Predecessor Plans as if such awards were granted hereunder (except that such awards shall not count against the share limit set forth in
          Section II).

          A person electing to exercise an Option shall give written notice of such election to the Company in such form as the Committee may require, and shall tender to the Company the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form as the Committee may approve, including shares of Common Stock valued at the Fair Market Value on the date of exercise of the Option.

          Notwithstanding any other provision in the Plan, if a Change in Control occurs while unexercised Options and Stock Appreciation Rights relating thereto, remain outstanding under the Plan, then from and after the Acceleration Date, all Options and Stock Appreciation Rights shall be exercisable in full, whether or not otherwise exercisable; provided, however, that no Option and Stock Appreciation Right shall become exercisable by reason of this paragraph to the extent that such acceleration of exercisability, when aggregated with other payments or benefits to the Participant, would, as determined by tax counsel selected by the Company, result in "Excess Parachute Payments" (as defined below) equal to or greater than three times the "base amount" as defined in Section 280G of the Code. "Excess Parachute Payments" shall mean "parachute payments" as defined in Section 280G of the Code other than (i) health and life insurance benefits and (ii) payments attributable to any award, benefit or other compensation plan or program based upon the number of full or fractional months of any restricted period (relating thereto) which has elapsed prior to the date of the Change in Control. Furthermore, such payments or benefits provided to a Participant under this Plan shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Participant's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. "Net after tax benefit" shall mean the sum of (i) all payments and benefits which a Participant receives or is then entitled to receive from the Company and any of its subsidiaries that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for each year in which such payments and benefits shall be paid to the Participant (based upon the rate in effect for such year as set forth in the Code at the time of the first payment of the foregoing), less (iii) the amount of excise taxes imposed with respect to the payments and benefits described in (i) above by
          Section 4999 of the Code.

     VI.  INCENTIVE STOCK OPTIONS

          An Option designated by the Committee as an "Incentive Stock Option" is intended to qualify as an "incentive stock option" within the meaning of Subsection (b) of Section 422 of the Code and shall satisfy, in addition to the conditions of Section V, the conditions set forth in this Section VI.

          The purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date.

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          An  Incentive Stock Option shall not  be granted to an individual who, on the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of SFP.

          The aggregate Fair Market Value, determined on the Grant Date, of the shares of Common Stock which any Participant may for the first time exercise Incentive Stock Options under the Plan in any calendar year shall not exceed $100,000.

     VII.  RESTRICTED STOCK

          The Committee may from time-to-time, subject to the provisions of the Plan, grant awards of Restricted Stock to employees of the Company, with a Restricted Period of generally not less than three years or a Performance Period of generally not less than one year, and in no event less than six months.

          Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period or Performance Period shall be left on deposit with the Company with a stock power endorsed in blank. Participants shall have the right to receive dividends paid on their Restricted Stock and to vote such shares. Restricted Stock may not be sold, pledged, assigned, transferred or encumbered during the Restricted Period or Performance Period determined by the Committee.

          The Committee shall establish with respect to each Award of Restricted Stock subject to a Performance Period, certain goals for the Company and the number of shares that will vest upon achievement of different levels of performance. Achievement of maximum targets during the Performance Period shall result in the Participants' receipt of the full Restricted Stock Award. For achievement of the minimum target but less than the maximum target the Committee may establish a portion of the Award which the Participant is entitled to receive.

          Any Restricted Stock which is not earned by the end of the Performance Period shall be forfeited.

          Termination of employment shall result in forfeiture of all outstanding Restricted Stock, except as set forth below. Termination by the Company for any reason other than Cause (including terminations pursuant to formal severance programs sponsored by an affiliated company), or termination by reason of Death, Disability, or Retirement, shall result in a lapse on all or a proportion of the Restricted Period applicable to any outstanding Award other than Restricted Stock subject to a Performance Period as set forth in
          Section XII. Termination of employment prior to the end of the Performance Period for any reason including Death, Disability, and Retirement shall result in a forfeiture of outstanding Restricted Stock subject to a Performance Period. However, in lieu of such forfeiture, the Committee may establish terms and conditions in the Award Agreement or by such other action that a Participant is entitled to a portion of his Restricted Stock subject to a Performance Period.

     VIII.  PERFORMANCE UNITS

          The Committee may from time to time, subject to the provisions of the Plan, grant Awards of Performance Units to employees of the Company at the same time as, and in number equal to, grants of Restricted Stock.

          The Committee shall, at the time Performance Units are granted, designate certain goals for the performance of the Company and the Performance Period over which the goals must be achieved. Such designated goals must be achieved in order for a Participant to receive the full value of the Performance Units following the end of the Performance Period. For the achievement of results below the goals warranting full value of the Performance Units, the Committee may determine the value of the Performance Units which the Participants are entitled to receive.

          To the extent earned in accordance with this Section, all Performance Units shall be payable in cash as soon as practicable following the end of the Performance Period.

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          Termination of employment  prior to the end of  the Performance Period for any reason including Death, Disability and Retirement shall result in the forfeiture of all outstanding Performance Units. However, in lieu of such forfeiture the Committee may determine that a Participant is entitled to receive a settlement for his Performance Units by reason of special circumstances.

     IX.  STOCK APPRECIATION RIGHTS

          The Committee may from time to time, subject to the provisions of the Plan, grant Awards of Stock Appreciation Rights to employees of the Company subject to the limitation in Section II.

          The Committee shall determine at the time of the grant the time period during which the Stock Appreciation Rights may be exercised which period may not commence until six months after the Grant Date.

          Stock Appreciation Rights shall not be transferable other than by will or the laws of descent and distribution and during the Participant's lifetime shall be exercisable only by the Participant or by his guardian or legal representative; provided, however, that a Participant who is an employee may (a) in a manner specified by the Committee, designate in writing a beneficiary to exercise his Stock Appreciation Right after the Participant's death, provided that no such designation shall be effective unless received by the office of the Company designated for that purpose prior to the Participant's death and (b) if the Award Agreement expressly permits, transfer a Stock Appreciation Right for no consideration to any (i) member of the Participant's Immediate Family, (ii) trust solely for the benefit of members of the Participant's Immediate Family or (iii) partnership whose only partners are members of the Participant's Immediate Family; provided, however, that the transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer.

          Termination of employment shall result in forfeiture of all outstanding Stock Appreciation Rights, except as set forth below. Termination by the Company for any reason other than Cause, or termination by reason of Death, Disability, or Retirement, shall result in a lapse on all or a proportion of the Restricted Period applicable to any outstanding Award as set forth in Section XII.

          Subject to any restrictions or conditions imposed by the Committee, upon the exercise of a Stock Appreciation Right, the Company shall pay the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the Fair Market Value of a share of Common Stock on the Grant Date.

          A person electing to exercise a Stock Appreciation Right shall give written notice of such election to the Company in such form as the Committee may require. The exercise of Stock Appreciation Rights or Options granted in tandem will result in an equal reduction in the number of corresponding Options or Stock Appreciation Rights which were granted in tandem with such Stock Appreciation Rights and Options.

     X.  PERFORMANCE SHARES

          The Committee may from time to time, subject to the provisions of the Plan, grant Awards of Performance Shares to employees of the Company provided that the Performance Period shall not be less than six months.

          Each certificate representing Performance Shares awarded under the Plan shall be registered in the name of the Participant, subject to forfeiture, and shall be left on deposit with the Company with a stock power endorsed in blank. Participants shall have the right to receive dividends paid on their Performance Shares and to vote such shares. Performance Shares may not be sold, pledged, assigned, transferred or encumbered, during the Performance Period determined by the Committee.

          The Committee shall establish with respect to each Award of Performance Shares, certain goals for the Company and the number of shares that will vest upon achievement of different levels of performance. Achievement of maximum targets during the Performance Period shall result in the

          Participant's receipt of the full Performance Share Award. For achievement of the minimum target, but less than maximum targets, the Committee may establish the portion of the Award which the Participant is entitled to receive.

          Any Performance Shares which are not earned by the end of the Performance Period shall be forfeited.

          Termination of employment prior to the end of the Performance Period for any reason including Death, Disability and Retirement, shall result in a forfeiture of all outstanding Performance Shares. However, the Committee may establish terms and conditions in an Award Agreement or by such other action that a Participant is entitled to a portion of his Performance Shares by reason of special circumstances.

          If a Change in Control occurs while any shares of Restricted Stock, any Performance Units related to such Restricted Stock, Stock Appreciation Rights or Performance Shares remain subject to restrictions, relating thereto, from and after the Acceleration Date,
          (1) all such restrictions and all Restricted Periods and Performance Periods shall lapse, (2) all defined goals shall be deemed to have been met and (3) no later than the fifth day following the Acceleration Date, any Restricted Stock theretofore granted a Participant, the full value of all Performance Units related to such Restricted Stock, Stock Appreciation Rights and Performance Shares shall be paid to the Participant in cash; provided, however, that no payment or benefit shall be made by reason of this paragraph to the extent that such payment, when aggregated with other payments or benefits to the Participant, would, as determined by tax counsel selected by the Company, result in "Excess Parachute Payments" (as defined below) equal to or greater than three times the "base amount" as defined in Section 280G of the Code. "Excess Parachute Payments" shall mean "parachute payments" as defined in Section 280G of the Code other than (i) health and life insurance benefits and (ii) payments attributable to any award, benefit or other compensation plan or program based upon the number of full or fractional months of any restricted period (relating thereto) which has elapsed prior to the date of the Change in Control. Furthermore, such payments or benefits provided to a Participant under this Plan shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Participant's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. "Net after tax benefit" shall mean the sum of (i) all payments and benefits which a Participant receives or is then entitled to receive from the Company and any of its subsidiaries that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for each year in which such payments and benefits shall be paid to the Participant (based upon the rate in effect for such year as set forth in the Code at the time of the first payment of the foregoing), less (iii) the amount of excise taxes imposed with respect to the payments and benefits described in (i) above by
          Section 4999 of the Code.

     XI.  CONTINUED EMPLOYMENT

          Participation in the Plan shall confer no rights to continued employment with the Company, nor shall it restrict the rights of the Company to terminate a Participant's employment relationship at any time.

     XII.  TERMINATION OF EMPLOYMENT

          In the event of a Participant's termination of employment by reason of Death, the Restricted Period shall lapse on all of the Participant's outstanding Awards, except Restricted Stock subject to a Performance Period, Performance Units and Performance Shares, which are then subject to a Restricted Period.

          In the event of a Participant's termination of employment by reason of Disability, Retirement or by the Company for any reason other than Cause, the Restricted Period shall lapse on a proportion of any outstanding Awards, (except Restricted Stock subject to a Performance Period, Performance Units and Performance Shares and except for Incentive Stock Options unless outstanding for more than a year). The proportion of an Award upon which the Restricted Period shall lapse shall be a fraction, the denominator of which is the total number of months of any Restricted Period applicable to an Award and the numerator of which is the number of months of such Restricted Period which elapsed prior to the termination of employment.

          Restricted Stock upon which the Restricted Period lapses shall be issued to the Participant or, in the case of Death, to the Participant's designated beneficiary, or in the absence of such designation, to the person to whom the Participant's rights pass by will or the laws of descent and distribution.

          Performance Shares which become payable under the Plan shall be issued to the Participant or in the case of Death, to the Participant's designated beneficiary, or in the absence of such designation, to the person to whom the Participant's rights pass by will or the laws of descent and distribution.

          Options and Stock Appreciation Rights which are or become exercisable at the time of a Participant's termination of employment by reason of Disability, Retirement or by the Company for any reason other than Cause, may be exercised by the Participant within three months following such termination of employment. Options and Stock Appreciation Rights which are or become exercisable at the time of a Participant's termination of employment by reason of Death, may be exercised by the Participant's designated beneficiary, or in the absence of such designation, by the person to whom the Participant's rights pass by will or the laws of descent and distribution at any time within one year after the Participant's Death but not after the expiration of the period of the Option or Stock Appreciation Right.

          If a Participant's employer ceased to be a part of the Company as defined in Section I, such Participant shall be deemed to have terminated employment with the Company as of the date the Participant's employer so ceased to be a company of which more than 50% of the voting stock is owned directly or indirectly by SFP.

          The Committee may determine that termination of employment by reason of special circumstances shall not terminate an Award or a portion thereof.

     XIII.  AWARD AGREEMENT

          Each employee granted an Award pursuant to the Plan shall sign an Award Agreement which signifies the offer of the Award by the Company and the acceptance of the Award by the employee in accordance with the terms of the Award and the provisions of the Plan. Each Award Agreement shall reflect the terms and conditions of the Award.

     XIV.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

          In the event of a change in the capitalization of SFP due to a stock split, stock dividend, recapitalization, merger, consolidation, combination, or similar event or as in its sole discretion may deem appropriate, the aggregate shares subject to the Plan and the terms of any existing Awards shall be adjusted by the Board to reflect such change.

     XV.  LIMITED STOCK APPRECIATION RIGHTS

          (a) The Committee shall have authority to grant a Limited Stock Appreciation Right ("Limited Right") to the holder of any Option granted under the Plan (referred to herein as the "Related LSAR Option") with respect to all or some of the shares of Common Stock covered by such Related LSAR Option. A Limited Right may be granted either at the time of grant of the Related LSAR Option or any time thereafter during its term (except as otherwise provided in Section XVII hereof). A Limited Right may be exercised only during the sixty-day period beginning on an Acceleration

          Date. Each Limited Right shall be exercisable only if, and to the extent that, the Related LSAR Option is exercisable and, in the case of a Limited Right granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of Common Stock exceeds the Fair Market Value of a share of Common Stock on the Grant Date (the "Option Price per share"). Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised by a holder who is subject to liability under Section 16(b) of the Exchange Act until the expiration of six (6) months from the date of grant of the Limited Right unless, prior to the expiration of such six
          (6) month period,  the holder of  such Limited Right  ceases to be  an employee of the Company by reason of such holder's death or Disability. Upon the exercise of a Limited Right, the Related LSAR Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further Options, Stock Appreciation Rights and Limited Rights pursuant to this Plan. Upon the exercise or termination of a Related LSAR Option, the Limited Right with respect to such Related LSAR Option shall terminate to the extent of the shares of Common Stock with respect to which the Related LSAR Option was exercised or terminated.

          (b) Upon the exercise of a Limited Right, the holder thereof shall receive in cash whichever of the following amounts is applicable:

               (i) in the case of an exercise of Limited Rights by reason of an acquisition of Common Stock described in clause (a) of the definition of Change of Control contained in Section I hereof, an amount equal to the Acquisition Spread (as defined in Subsection (d) hereof);

               (ii) in the case  of an exercise of  Limited Rights by reason  of
                    the   change  in  composition  of  the  Board  of  Directors
                    described in clause (b) of the definition of Change in Control contained in Section I hereof, an amount equal to the Spread (as defined in Subsection (g) hereof); or

              (iii) in the case of an  exercise of Limited Rights by reason of stockholder approval of an agreement or adoption of a plan described in clause (c) or (d) of the definition of Change in Control contained in Section I hereof, an amount equal to the Merger Spread (as defined in Subsection (f) hereof).

          Notwithstanding the foregoing provisions of this Section XV(b), (i) in the case of a Limited Right granted in respect of an Incentive Stock Option, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an Incentive Stock Option, and (ii) no payment shall occur by reason of this Section XV(b) to the extent that such payment, when aggregated with other payments or benefits to the Participant, would, as determined by tax counsel selected by the Company, result in an "Excess Parachute Payments" (as defined below) equal to or greater than three times the "base amount" as defined in Section 280G of the Code. "Excess Parachute Payments" shall mean "parachute payments" as defined in Section 280G of the Code other than (i) health and life insurance benefits and (ii) payments attributable to any award, benefit or other compensation plan or program based upon the number of full or fractional months of any restricted period (relating thereto) which have elapsed prior to the date of the Change in Control. Furthermore, such payments or benefits provided to a Participant under this Plan shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Participant's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. "Net after tax benefit" shall mean the sum of
          (i) all payments and benefits which a Participant receives or is then entitled to receive from the Company and any of its subsidiaries that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for each year in which such payments and benefits shall be paid to the Participant (based upon the rate in effect for such year as set forth in the Code at the time of the first payment of the foregoing), less (iii) the amount of excise taxes imposed with respect to the payments and benefits described in (i) above by Section 4999 of the Code.

          (c) The term "Acquisition Price per Share" as used in this Section XV shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Common Stock described in clause (a) of the definition of Change in Control contained in Section I hereof, the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised.

          (d) The term "Acquisition Spread" as used in this Section XV shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

          (e) The term "Merger Price per Share" as used in this Section XV shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement or adoption of a plan described in clause (c) or (d) of the definition of Change in Control contained in Section I hereof, the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement or adoption, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date on which such Limited Right is exercised.

          (f) The term "Merger Spread" as used in this Section XV shall mean an amount equal to the product obtained by multiplying (i) the excess of
          (A) the Merger Price per Share over (B) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable, by
          (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

          (g) The term "Spread" as used in this Section XV shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in clause (b) of the definition of Change in Control contained in Section I hereof, an amount equal to the product obtained by multiplying (i) the excess of (A) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised over (B) the Option Price per share of Common Stock at which the Related LSAR
          Option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

          (h) Limited Rights granted hereunder shall not be transferable other than by will or the laws of descent and distribution and during the Participant's lifetime shall be exercisable only by the Participant or by his guardian or legal representative; provided, however, that a Participant who is an employee may (a) in a manner specified by the Committee, designate in writing a beneficiary to exercise his Limited Right after the Participant's death, provided that no such designation shall be effective unless received by the office of the Company designated for that purpose prior to the Participant's death and
          (b) if the Award Agreement expressly permits, transfer a Limited Right for no consideration to any (i) member of the Participant's Immediate Family, (ii) trust solely for the benefit of members of the Participant's Immediate Family or (iii) partnership whose only partners are members of the Participant's Immediate Family; provided, however, that the transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer.

          (i) Each Limited Right shall be granted on such terms and conditions not inconsistent with the Plan as the Committee may determine.

          (j) To exercise a Limited Right, the Participant shall (i) give written notice thereof to the Committee in form satisfactory to the Committee specifying the number of shares of Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver the option agreement to the Committee, who shall endorse thereon a notation of such exercise and return the option agreement to the Participant. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (j).

          (k) The Company intends that this Section XV shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor ("the Rule") under the Exchange Act during the term of the Plan. Should any provision of this Section XV not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section XV to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

     XVI.  WITHHOLDING TAXES

          As a condition of delivery of cash or shares of Common Stock upon exercise or payment of an Award, the Company shall be entitled to require that the Participant (without regard to whether the Participant has transferred the Award in accordance with the Plan) satisfy federal, state and local tax withholding requirements as follows:

          (a) Cash Remittance

          Whenever shares of Common Stock are to be issued upon the exercise of an Option or the occurrence of the distribution or vesting date with respect to a share of Restricted Stock or Performance Shares, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise or occurrence, prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of a Limited Stock Appreciation Right, a Stock Appreciation Right, or payment of a Performance Unit, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant; provided, however, that no such amount shall be withheld from any such cash payment relating to an Award which was transferred by the Participant in accordance with the Plan.

          (b) Stock Withholding or Remittance

          In lieu of the remittance required by Section XVI(a) hereof or, if greater, the participant's estimated federal, state and local tax obligations associated with an Award hereunder, a Participant who is granted an Option, Stock Appreciation Right, Restricted Stock, Performance Shares, or Performance Units under the Plan, subject to approval by the Committee, may irrevocably elect by written notice to the Company at the office of the Company designated for that purpose, to (i) have the Company withhold shares of Common Stock from any Award hereunder or (ii) deliver other previously owned shares, the Fair Market Value of which at the tax date is determined to be equal to the amount to be withheld, if any, rounded down to the nearest whole share attributable to such exercise, occurrence or grant; provided, however, that no election to have shares of Common Stock withheld from any Award shall be effective with respect to an Award which was transferred by the Participant in accordance with the Plan.

          (c) Participants Subject to Section 16(b)

          Notwithstanding any other provision herein, a stock withholding election in connection with the exercise of an Option may be made by a Participant who is subject to Section 16(b) of the Securities Exchange Act of 1934 subject to the following additional restrictions: (1) it may not be made within six months after the grant of an Award (except in the case of the death or disability of the Participant) and (2) it must be made either (a) six months or more prior to the date as of which the amount of tax to be withheld is determined (the "Tax Date") or (b) within a ten day "window period" preceding the Tax Date beginning on the third business day following the release of the Company's quarterly or annual summary statement of sales and earnings.

     XVII.  EFFECTIVE DATE AND DURATION OF PLAN

          The Plan shall become effective upon its approval by the stockholders of SFP. Unless previously terminated by the Board, the Plan shall terminate on the tenth anniversary of its approval by the stockholders; provided, however, that such termination shall not terminate any Award then existing.

     XVIII.  TERMINATION AND AMENDMENT

          The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the Plan; materially increase the benefits accruing to Participants under the Plan; or materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of SFP's stockholders, except that any such increase or modification that may result from adjustments authorized by Section XIV does not require such approval. No suspension, termination, modification or amendment of the Plan may terminate a Participant's existing Award or materially and adversely affect a Participant's rights under such Award.

          Except as expressly amended hereby, the Plan, as amended effective January 26, 1993, remains in full force and effect.


































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